CHOU AMERICA MUTUAL FUNDS
Chou Opportunity Fund (CHOEX)
Chou Income Fund (CHOIX)

Supplement dated July 1, 2019 to the Prospectus dated May 1, 2019

Background: Fund Liquidation, Rescission of In-Kind Redemption to Affiliate, and Continued Ability of Shareholders to Redeem Prior to the Liquidation Date for Cash

On June 5, 2019, the Board of Trustees (“Board”) of Chou America Mutual Funds (the “Trust”) approved a Plan of Liquidation and Dissolution (the “Plan”) pursuant to which the assets of the Chou Opportunity Fund and the Chou Income Fund (the “Funds”) will be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of the Funds will be distributed to shareholders.

Each Fund will seek to complete the liquidation on or around the close of business on July 31, 2019 (the “Liquidation Date”). Shareholders will be permitted to redeem from the Funds prior to the Liquidation Date, according to the ordinary procedures for redemptions from the Funds described in this Prospectus. Francis Chou, the Portfolio Manager to the Funds and chief executive officer of the Adviser, owns and controls a company that owns shares of each Fund (the “Chou Affiliated Shareholder”). Mr. Chou intends for the Chou Affiliated Shareholder to retain its shares in each Fund until the liquidation is completed, so each Fund expects to have sufficient cash to pay any redemptions by the other shareholders.

In anticipation of their liquidation, the Funds stopped accepting purchases on June 5, 2019.  The Funds are in the process of winding up and are no longer pursuing their respective investment objectives and strategies.  Reinvestment of dividends on existing shares in accounts which have selected that option will continue until the liquidation.

On June 28, 2019, the Board of the Trust rescinded the proposed redemption-in-kind of the 1.75 Term Lien Loans (the “Exco Loans”) of Exco Resources, Inc. (“Exco”) by the Chou Affiliated Shareholder.

The Exco Reorganization and Risks to Shareholders

As previously disclosed, Exco is involved in an insolvency proceeding in the United States Bankruptcy Court for the Southern District of Texas United States (the “Bankruptcy Court”) and each Fund has determined that the Exco Loans constitute illiquid investments.  On June 18, 2019, the Bankruptcy Court approved a Plan of Reorganization of Exco that, when implemented, will result in cancellation of the Exco Loans in return for newly-issued common stock of Exco (the “New Exco Shares,” and together with the Loans, the “Exco Investments”).  Shareholders can find more information regarding Exco and its plan of reorganization at the following website:

https://dm.epiq11.com/case/EXCO/info

According to the Disclosure Statement for the Plan of Reorganization, New Exco Shares will not be listed on or traded on any nationally recognized market or exchange and there can be no assurance that an active trading market for the New Exco Shares will develop.  In the absence of a trading market for the New Exco Shares, the Funds’ expect that they will need to continue to calculate their net asset value per share (“NAV”) based on each Fund’s Board’s good faith determination of the fair value of the New Exco Shares.

As of June 28, 2019, the Exco Loans represented approximately 23.85% of the net assets of CHOEX with the remaining portfolio assets represented by cash.  As such, any changes in the NAV of CHOEX will derive almost entirely from changes in the value of the Exco Investments.

As of June 28, 2019, the Exco Loans represented approximately 11.57% of the net assets of CHOIX. CHOIX expects to complete the liquidation of its other portfolio holdings shortly, after which time any changes in its NAV will derive almost entirely from changes in the value of the Exco Investments.

The Funds anticipate that they may not be able to reduce their holdings of the Exco Investments prior to the Liquidation Date due to (a) the absence of a market for the Exco Investments and (b) the rescission of the redemption in kind by the Chou Affiliated Shareholder.

As redemptions from the Funds continue to occur prior to the Liquidation Date, the Exco Investments will represent an increasing proportion of the Funds’ net assets.  Consequently, if redemptions continue, any changes in the value of the Exco Investments will have an increasing effect on the Funds’ respective NAVs and total performance.

If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

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For more information, please contact a Fund customer service representative toll free at
(877) 682-6352.

PLEASE RETAIN FOR FUTURE REFERENCE.